UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER
THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

FinServ Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas

New York, New York 10105

(Address of principal executive offices, including zip code)

(646) 965-8218

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	FSRVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FSRV	The Nasdaq Stock Market LLC
Redeemable Warrants	FSRVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 18, 2020, FinServ Acquisition Corp., a Delaware corporation (“FinServ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Keys Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of FinServ (“Merger Sub 1”), Keys Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of FinServ (“Merger Sub 2”), Katapult Holdings, Inc., a Delaware corporation (“Katapult”), and the other signatories thereto.

On December 18, 2020, FinServ issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Furnished herewith as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that was used by FinServ in connection with the sale of FinServ Common Shares to the certain investors.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

Additional Information

The proposed transactions will be submitted to stockholders of FinServ for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, FinServ intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which will include a preliminary and a definitive proxy statement / prospectus to be distributed to FinServ stockholders in connection with FinServ’s solicitation for proxies for the vote by FinServ’s stockholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Katapult’s stockholders in connection with the completion of the business combination. After the Registration Statement has been filed and declared effective, FinServ will mail a definitive proxy statement / prospectus and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of FinServ are advised to read, when available, the preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with FinServ’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement / prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

FinServ and Katapult and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FinServ’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FinServ’s stockholders in connection with the proposed business combination will be set forth in FinServ’s registration statement / proxy statement when it is filed with the SEC.  Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of FinServ’s directors and officers in FinServ’s filings with the SEC, including FinServ’s final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020, and such information will also be in the Registration Statement to be filed with the SEC by FinServ, which will include the proxy statement / prospectus of FinServ for the proposed transaction.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, regarding FinServ’s and Katapult’s respective industries, future events, the proposed transaction between FinServ, Merger Sub 1, Merger Sub 2, Katapult and the Holder Representative, the estimated or anticipated future results and benefits of the combined company following the proposed transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified in herein, and on the current expectations of Katapult’s and FinServ’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult and FinServ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of FinServ or Katapult is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Katapult; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic on Katapult’s business; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in FinServ’s final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in each case, under the heading “Risk Factors,” and other documents of FinServ filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of FinServ or Katapult presently know or that FinServ or Katapult currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FinServ’s and Katapult’s expectations, plans or forecasts of future events and views as of the date of this Press Release. FinServ and Katapult anticipate that subsequent events and developments will cause FinServ’s and Katapult’s assessments to change. However, while FinServ and Katapult may elect to update these forward-looking statements at some point in the future, FinServ and Katapult specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FinServ’s and Katapult’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Press Release is based on the estimates of Katapult and FinServ management. Katapult and FinServ obtained the industry, market and competitive position data used throughout this Press Release from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Katapult and FinServ believe their estimates to be accurate as of the date of this Press Release. However, this information may prove to be inaccurate because of the method by which Katapult or FinServ obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 18, 2020.
99.2	Investor Presentation, dated December 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINSERV ACQUISITION CORP.

	By:	/s/ Lee Einbinder
		Name:	Lee Einbinder
		Title:	Chief Executive Officer

Dated: December 18, 2020

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